UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 12, 2005




                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                    1-3919                    37-0364250
   (State or other              (Commission                (IRS Employer
   jurisdiction of             File Number)               Identification
   incorporation)                                              No.)



  5430 LBJ Freeway, Suite 1740, Dallas, TX                 75240-2697
  (Address of principal executive offices)                 (Zip Code)



                                 (972) 458-0028
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to  Rule  14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to  Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to  Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

     On February 26, 2004, Keystone Consolidated Industries, Inc. (the "Company" or "Keystone"), together with five of its direct and indirect subsidiaries (FV Steel and Wire Company, DeSoto Environmental Management, Inc., J.L. Prescott Company, Sherman Wire Company (f/k/a DeSoto, Inc.) and Sherman Wire of Caldwell, Inc.), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Bankruptcy Court").

     On September 12, 2005, Keystone filed its Monthly Operating Report for the month of August 2005 (the "Monthly Operating Report") with the Bankruptcy Court. A copy of certain summary financial information and related supporting schedules contained in the Monthly Operating Report (the "Bankruptcy Financial Information") is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The Bankruptcy Financial Information is limited in scope, covers a limited time period and has been prepared solely for purposes of complying with the monthly reporting requirements of the Bankruptcy Court. Keystone's wholly--owned subsidiary, Engineered Wire Products, Inc. ("EWP"), has not filed for protection under the Bankruptcy Code, and financial information for EWP has been omitted from the Bankruptcy Financial Information. The Bankruptcy Financial Information is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Keystone cautions readers not to place undue reliance upon the Bankruptcy Financial Information. There can be no assurance that such information is complete. In addition, in order to comply with the 15-day filing requirements of the Bankruptcy Court, certain year-end adjustments have not been reflected in the Monthly Operating Report and related Bankruptcy Financial Information. The debtors anticipate filing an amended report when information relative to these adjustments becomes available.

     A copy of certain financial information of EWP (the "EWP Financial Information") is attached hereto as Exhibit 99.2 and incorporated by reference herein. The EWP Financial Information is limited in scope, covers a limited time period and has been prepared solely for purposes of internal reporting within Keystone. The EWP Financial Information is unaudited and does not purport to show the financial statements of EWP in accordance with GAAP, and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Keystone cautions readers not to place undue reliance upon the EWP Financial Information. There can be no assurance that such information is complete.

     The Bankruptcy Financial Information and the EWP Financial Information are for information purposes only and are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate the Bankruptcy Financial Information or EWP Financial Information by reference, except as otherwise expressly stated in such filing.

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits.

         Item No.    Exhibit Index
        ----------   ------------------------------------------------------
           99.1      Bankruptcy  Financial   Information  contained  in the
                     Monthly Operating Report for the month of August  2005

           99.2      EWP Financial Information for the month of August 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                      (Registrant)




                                      By: /s/ Bert E. Downing, Jr.
                                      Bert E. Downing, Jr.,
                                      Vice President, Chief Financial Officer,
                                      Corporate Controller and Treasurer


Date:  September 15, 2005

                                INDEX TO EXHIBITS


Exhibit No.   Description
-----------   ---------------------------------------------------------

99.1 Bankruptcy Financial Information contained in the Monthly Operating Report for the month of August 2005

99.2          EWP  Financial  Information for  the month of August 2005